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          AMENDED AND RESTATED ADDENDUM TO FINE PAPERS SUPPLY AGREEMENT

         This Addendum, originally effective as of April 1, 1998 and as amended and restated effective July 1, 2000, by and between Philip Morris Incorporated, a Virginia corporation with offices at 3601 Commerce Road, Richmond, Virginia 23234, doing business as Philip Morris U.S.A. ("Philip Morris"), and Schweitzer-Mauduit International, Inc., a Delaware corporation with offices at 100 North Point Center, Alpharetta, Georgia 30022 ("SWM"), amends and supplements the Fine Papers Supply Agreement between the same parties. The provisions of the Agreement, as amended and supplemented by this Addendum, shall be applicable to and govern Direct Purchases and Indirect Purchases of Banded Cigarette Papers hereunder. Except as expressly amended or superseded herein, the terms and conditions of the Agreement shall continue in full force and effect. This Addendum is an Implementation Agreement, as that term is defined in Article I.AC of the Agreement.


                                 R E C I T A L S

1. Philip Morris and SWM are parties to a certain Fine Papers Supply Agreement, originally effective January 1, 1993, which has been amended on several occasions and was most recently amended and restated, effective April 1, 1998 (the "Agreement") and executed prior to this Addendum. Philip Morris and SWM have executed a second amended and restated agreement that will become effective July 1, 2000 and upon its effectiveness, such second restatement will hereafter be deemed the "Agreement" for all purposes herein.

2. Philip Morris and SWM are also parties to a certain agreement, effective November 13, 1992, to develop the equipment, processes and know-how required to manufacture Banded Cigarette Papers (as defined in Article 1.5 below).

3. Philip Morris may, under the circumstances described in this Addendum, elect to purchase Banded Cigarette Papers from SWM, but in order to manufacture Banded Cigarette Papers for sale to Philip Morris and, potentially, other customers, SWM must upgrade and modify its equipment and processes at SWM's paper manufacturing facility in Spotswood, New Jersey (the "Mill").

4. To induce SWM to make upgrades and modifications at the Mill to produce this new product, heretofore not marketed, and to undertake other measures to improve SWM's capability to produce current products at the Mill, Philip Morris has agreed [*****] in accordance with the terms of this Addendum [*****]


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         [*****] of Banded Cigarette Papers and other Cigarette Papers from SWM.

5. Philip Morris and SWM also desire that the Agreement be amended and supplemented to incorporate special provisions for the purchase by Philip Morris, and the sale by SWM, of Banded Cigarette Papers.

         N O W  T H E R E F O R E, the Parties agree as follows:

ARTICLE 1 - DEFINITIONS

         Capitalized terms not defined herein shall have the definition provided in the Agreement.

         1.1      [*****]

         1.2 AGGREGATE POST CONVERSION PRACTICAL PRODUCTION CAPACITY -- as defined in Exhibit G hereto.

         1.3 AGGREGATE PRACTICAL PRODUCTION CAPACITY -- as defined in Exhibit O hereto.

         1.4 AGREEMENT or FINE PAPERS SUPPLY AGREEMENT -- that certain amended and restated agreement between the Parties, effective July 1, 2000, under which Philip Morris has agreed to purchase, accept and pay for, and SWM has agreed to manufacture, sell and deliver, Fine Papers. As used herein, the term also includes future amendments to such agreement.

         1.5 BANDED CIGARETTE PAPERS -- the various Grades of a Group of Cigarette Papers for use in forming Cigarette rods having integrated cellulosic bands that encircle the finished Cigarette rod to modify the mass burn rate of the Cigarette. This Group is limited to Cigarette Papers whose bands are applied to the paper using a process that incorporates a moving orifice device (the "MOD Process").

         1.6 CHANGE OF MANAGEMENT CONTROL -- a purchase by a cigarette manufacturing company or an Affiliate thereof of (a) any or all of SWM's Cigarette Paper manufacturing assets at the Mill,
                  (b) more than [*****] of SWM's voting stock, or (c) [*****] or more of SWM's voting stock and, as a result of such stock purchase, [*****]

         1.7 CONVERSION PERIOD -- that period commencing with the date Philip Morris issues the Notice to Proceed and ending with the date identified in the Conversion Schedule as the date by which the last of the Paper Machines to be converted to


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                  Banded Cigarette Papers production hereunder will be qualified to produce Banded Cigarette Papers.

         1.8      CONVERSION SCHEDULE -- as defined in Article 2.10.

         1.9 DIRECT PURCHASE REQUIREMENTS -- has the same meaning as Buyer's Direct Purchase Requirements in the Agreement.

         1.10 EDR -- that certain engineering design report detailing the Parties' implementation strategy for the manufacture of Banded Cigarette Papers at the Mill, dated April 1997. As used herein, the term includes (1) the amendments and updates to such report described by the letter agreement that is attached hereto as Exhibit A and (2) any subsequent updates that may be agreed upon in writing by the Parties (see, e.g., Article 2.3.2).

         1.11     [*****]

         1.12 [*****] -- the amount, if any, by which the [*****] exceeds the [*****].

         1.13     [*****]


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                  [*****]

         1.14 FINAL COMPLETION -- shall occur when (a) the Work is completed in accordance with the Project Documents (including any testing and trials) to the extent that each of the Paper Machines to be converted to Banded Cigarette Papers production is ready for Qualification by Philip Morris, (b) all supporting documentation, drawings and manuals identified as deliverables in the Project Documents are delivered and Philip Morris has acknowledged that such documents conform to the requirements of the Project Documents, and (c) SWM has provided notices to Philip Morris that each of the Paper Machines to be converted to Banded Cigarette Papers production (other than any to which a change in the scope of the Work may be applicable) is complete and ready for Qualification.

         1.15 FINAL COMPLETION DATE -- the earlier to occur of (a) the date on which SWM provides Philip Morris notice of Final Completion and (b) [*****] after the day on which the [*****] required to prepare it for Banded Cigarette Paper production.

         1.16 FIRST MACHINE COMPLETION -- shall occur when (a) the Work associated with the first of the Paper Machines is completed in accordance with the Project Documents to the extent that such machine is ready for Qualification to manufacture conventional Cigarette Papers (i.e., Cigarette Papers other than Banded Cigarette Papers) by Philip Morris and (b) SWM provides notice to Philip Morris of such completion and readiness.

         1.17 FIRST MACHINE COMPLETION DATE -- the date when SWM provides Philip Morris notice of First Machine Completion.

         1.18 FIRST MACHINE DOWN DATE -- the day on which the first Paper Machine is removed from production for the Work required to prepare it for Banded Cigarette Papers production.

         1.19 FIRST SALE DATE -- the date after First Machine Completion Date that Philip Morris first makes a Direct Purchase or Indirect Purchase of one or more Bobbins of Banded Cigarette Papers.


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OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


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         1.20     [*****]

         1.21 INDIRECT PURCHASE REQUIREMENTS -- has the same meaning as Buyer's Indirect Purchase Requirements in the Agreement.

         1.22 INDIVIDUAL MACHINE COMPLETION -- shall occur for each Paper Machine when (a) the Work associated with that Paper Machine is completed in accordance with the Project Documents to the extent that such machine is ready for Qualification to manufacture conventional Cigarette Papers by Philip Morris and
                  (b) SWM provides notice to Philip Morris of such completion and readiness.

         1.23 INDIVIDUAL MACHINE COMPLETION DATE -- the date when SWM provides Philip Morris notice of an Individual Machine Completion.

         1.24 INITIAL COMMERCIAL PRODUCTION -- after Philip Morris has issued the Notice to Proceed, the first day of the calendar month after the month in which SWM delivers Banded Cigarette Papers hereunder at an average rate of at least [*****] Standard Bobbins per month over a consecutive three-month period.

         1.25 LAWS -- the federal, state and local laws, regulations and ordinances applicable to a Party's performance under the Agreement, including this Addendum.

         1.26 LICENSING AGREEMENT -- that certain agreement between the Parties, originally effective April 1, 1998, and as amended and restated effective July 1, 2000, setting forth ownership rights and granting licenses and [*****] rights respecting technology and patents concerning the manufacture of Banded Cigarette Papers. As used herein, the term includes future amendments to such agreement.

         1.27 MILESTONE SCHEDULE -- the milestone schedule set forth in Exhibit B hereto, which is incorporated by reference and made a part hereof. This schedule identifies the durations (measured from the Notice to Proceed) within which SWM is to complete the Work prerequisite (a) to Individual Machine Completion for each Paper Machine and (b) to the manufacture of Banded Cigarette Papers generally at the Mill. As used herein, the term includes updates to such milestone schedule that may be agreed upon in writing by the Parties (see, e.g., Article 2.3.2).

         1.28     MILL -- SWM's Spotswood, New Jersey manufacturing facility.

         1.29 MILL UPGRADE PROJECT -- that certain project to modify and upgrade the Mill to give it the capability to produce Banded Cigarette Papers, as more particularly described in Article 2 hereof.

         1.30 MOD EQUIPMENT -- the class 1, class 2 and class 3 equipment to be installed at the Mill as part of the Mill Upgrade Project, as more particularly identified in


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                  Exhibit C hereto. As used herein, the term includes the
                  equipment identified on any updates to Exhibit C that may be agreed upon in writing by the Parties.

         1.31     NOTICE TO PROCEED -- as defined in Article 2.1.

         1.32 PAPER MACHINE -- in the singular, any of the No. [*****] paper manufacturing machines at the Mill, or in the plural, more than one or all of such machines, as the context requires.

         1.33     PARTIES -- Philip Morris and SWM.

         1.34     PARTY -- either Philip Morris or SWM.

         1.35 PHILIP MORRIS PROJECT REPRESENTATIVE -- the Philip Morris employee or agent designated from time to time in accordance with Article 8.3 hereof to be Philip Morris's on-site representative at the Mill during the performance of the Work.

         1.36 POST COMPLETION PERFORMANCE REPORT -- a report prepared by SWM to document [*****], such report to be in accordance with SWM internal accounting policies and substantially in the form of Exhibit P hereto.

         1.37 POST CONVERSION PRACTICAL PRODUCTION CAPACITY -- as defined in Exhibit G hereto.

         1.38 PRACTICAL PRODUCTION CAPACITY -- the capacity values set forth in Exhibit O hereto.

         1.39     [*****]

         1.40     [*****]


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         1.41     PROJECT DOCUMENTS -- the EDR and certain additional documents identified in Exhibit J hereto.

         1.42 QUALIFICATION -- the demonstration by SWM, in accordance with Philip Morris's normal cigarette component qualification procedures, and the acknowledgement by Philip Morris, which shall not be withheld unreasonably, that a particular Paper Machine is capable of continuously and reliably manufacturing a particular Grade of Fine Papers in conformance with the Specifications that define such Grade.

         1.43     [*****]

         1.44     [*****]

         1.45     [*****]

         1.46 TERM OF SUPPLY -- the period that Banded Cigarette Papers are to be purchased and sold hereunder as provided in Article 3.2.

         1.47     [*****]

         1.48     [*****]

         1.49     [*****]

         1.50 WORK -- the specific tasks and actions to be performed and taken by SWM, directly or through its contractors, in implementing the Mill Upgrade Project, as further defined in the Project Documents.


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ARTICLE 2 - MILL UPGRADE PROJECT

         2.1      NOTICE TO PROCEED

                  Subject to Article 5.2.1, Philip Morris may issue a written notice directing SWM to proceed with the Mill Upgrade Project ("Notice to Proceed") at any time after the effective date hereof.

         2.2      PROSECUTION OF THE WORK

                  2.2.1    SWM RESPONSIBILITIES

                           Upon receipt of the Notice to Proceed, SWM, to the extent that it has not already done so, shall provide, or cause to be provided through a contractor or contractors, all engineering, supervision, labor, procurement of materials and equipment, fabrication, construction and installation services appropriate and required to perform the Work, which shall include
                           (a) performing the activities described in the Project Documents, (b) effecting any additional operational changes SWM determines to be necessary to manufacture Banded Cigarette Papers at the Mill, and
                           (c) delivering all supporting documentation, drawings and manuals identified by the Project Documents to be delivered to Philip Morris, including but not limited to those [*****]. SWM shall be solely responsible for [*****] required to support the Work and for the payment of all material or equipment vendors and contractors SWM may retain in connection with the Work. The Work shall be performed in strict accordance with the scope of work set forth in the Project Documents and otherwise in accordance with this Addendum and the Project Documents.

                  2.2.2    PROJECT OBJECTIVE

                           Through the Mill Upgrade Project, SWM shall exercise commercially reasonable efforts to upgrade and modify the Mill to the extent that upon completion of the Work the Paper Machines will be capable of manufacturing Banded Cigarette Papers that conform to the ranges of process and product characteristics identified in Exhibit E hereto, all while achieving the projected individual and cumulative Post Conversion Practical Production Capacities set forth in Exhibit G.

         2.3      MILESTONE SCHEDULE

                  2.3.1 The First Machine Completion and Final Completion shall occur within the durations (from the Notice to Proceed) indicated in the Milestone


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                           Schedule. [*****] Durations in the Milestone Schedule
                           that may be applicable for any Paper Machine shall be extended to the extent Qualification of such Paper Machine is delayed by Philip Morris, but unless otherwise mutually agreed, a delay by Philip Morris to the Qualification of any Paper Machine shall not extend durations in the Milestone Schedule applicable to any other Paper Machine (i.e., work on other Paper Machines shall continue in accordance with the Milestone Schedule unless otherwise mutually agreed).

                  2.3.2    [*****]

                  2.3.3 If the engineering and project management contractor currently engaged by SWM is demobilized [*****], the durations allowed by the then agreed upon Milestone Schedule for First Machine Completion and Final Completion each shall be extended for a period to be mutually agreed, but not more than [*****], to allow additional time for remobilizing and rebidding the Work, as necessary. The Milestone Schedule also shall be adjusted to the extent that the delivery schedules of vendors and contractors to be engaged by SWM are different from the schedules on which the Milestone Schedule is based.

         2.4      PROJECT MANAGEMENT

                  SWM shall have sole responsibility for project management, which shall include procuring or arranging procurement of all the materials and equipment required for the Work and contracting for and administering all engineering, construction, installation and start-up services required to complete the Work. SWM shall be responsible for seeing that the Work is prosecuted in accordance with such project schedules as it may maintain. Such schedules shall be consistent with the Milestone Schedule. SWM shall be solely responsible for seeing that the Work is performed in accordance with all applicable Laws, and for seeing that all on-site contractors have and implement safety programs consistent with paper industry practice.


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         2.5      PHILIP MORRIS REVIEW AND APPROVAL

                  2.5.1    Philip Morris shall have the opportunity to [*****]

                  2.5.2    Philip Morris shall have the opportunity [*****].

                  2.5.3 The Philip Morris Project Representative shall have [*****]

         2.6      CHANGES TO PROJECT AND SUSPENSION OF WORK

                  [*****] SWM shall not authorize or permit any departure from or change to the scope of the Work unless [*****] shall be authorized to grant written approval of such departures or changes and to act on [*****] Project


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                           Representative that are recorded in writing and
                           signed by [*****].

                  2.6.2 Philip Morris may at any time, by written notice, make actual or constructive changes in, additions to or deletions from the scope of the Work to be performed by SWM; [*****].

                  2.6.3 Upon written notice from Philip Morris, SWM shall suspend performance of all or any part of the Work for such period as Philip Morris may direct. Philip Morris shall [*****] and upon receipt of Philip Morris's suspension notice, SWM shall not place further orders or enter into further subcontracts relating to the suspended Work. Notwithstanding the preceding sentence, SWM shall notify Philip Morris and request authority to continue performance of all or part of the Work (a) to the extent that, in SWM's opinion, failure to continue or complete discrete elements of the Work [*****] or (b) to the extent necessary to protect the Work in progress. In addition, and whether or not Philip Morris consents, following receipt of a suspension notice from Philip Morris, SWM may take such actions as SWM concludes are reasonably necessary to restore the Mill's capability to resume the manufacture of Cigarette Papers other than Banded Cigarette Papers; [*****].


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         2.6.4             Additional Work performed pursuant to change orders
                           submitted by Philip Morris pursuant to Article 2.6.1 or Article 2.6.2 or otherwise agreed to by the Parties shall be subject to all applicable terms and conditions of this Addendum.

         2.7      EQUITABLE ADJUSTMENTS AND [*****]

                  2.7.1 If (a) any delay by Philip Morris pursuant to Article 2.5.1, (b) any change initiated by Philip Morris pursuant to Article 2.6.2, agreed to by the Parties or initiated by SWM and approved by Philip Morris pursuant to Article 2.6.1 or (c) any suspension of the Work, in whole or in part, initiated by Philip Morris pursuant to Article 2.6.3 increases or decreases the time required for performance of the Work, then an equitable adjustment shall be made to the Milestone Schedule.

                  2.7.2 If (a) any delay by Philip Morris pursuant to Article 2.5.1, (b) any change initiated by Philip Morris pursuant to Article 2.6.2, agreed to by the Parties or initiated by SWM and approved by Philip Morris pursuant to Article 2.6.1 or (c) any suspension of the Work, in whole or in part, initiated by Philip Morris pursuant to Article 2.6.3, [*****].

                  2.7.3 Notwithstanding Article 2.7.2, Philip Morris shall [*****] (a) any delay by Philip Morris pursuant to
                           Article 2.5.1, (b) any change initiated by Philip Morris pursuant to Article 2.6.2, agreed to by the Parties or initiated by SWM and approved by Philip Morris pursuant to Article 2.6.1 or (c) any suspension of the Work, in whole or in part, initiated by Philip Morris pursuant to Article 2.6.3. In addition, in the event of a suspension of the


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                           Work by Philip Morris as permitted by Article 2.6.3,
                           Philip Morris shall [*****] in accordance with Article [*****] than Banded Cigarette Papers. Finally, if a suspension of the Work directed by Philip Morris as permitted by Article 2.6.3 is anticipated to last longer than [*****], Philip Morris shall [*****] as the result of such suspension, but only for the period any of the [*****], such [*****] in the manner set forth in Article [*****] by Philip Morris pursuant to [*****] Article [*****] are hereinafter referred to as [*****].

                  2.7.4 SWM's right to an equitable adjustment in the Schedule or [*****] pursuant to Article 2.7.1 or
                           Article 2.7.2 and/or any [*****] pursuant to Article [*****] is expressly conditioned on SWM providing Philip Morris notice of its intent to request such adjustment (a) within [*****] after SWM receives Philip Morris's notice of change, (b) within [*****] of the event relied upon by SWM as giving rise to any constructive change or (c) within [*****] after Philip Morris directs SWM to resume the Work following a suspension. Within [*****] after the event giving rise to a notice by SWM in accordance with the preceding sentence, SWM shall submit its formal request for equitable adjustment [*****], which shall detail SWM's justification for any proposed equitable adjustment [*****]. The Parties shall attempt to resolve any request by SWM for an equitable adjustment within [*****]. Philip Morris shall [*****] any [*****] in accordance with Article [*****] within [*****] after receipt of such formal request for [*****].

                  2.7.5 SWM shall proceed with performance of the Work as changed prior to or pending agreement upon (a) any requested equitable adjustment in the Milestone Schedule pursuant to Article 2.7.1 and/or the [*****]
                           Article 2.7.2 and/or (b) any [*****] requested pursuant to Article [*****] and shall not halt or delay performance because of any failure to so agree to any such equitable adjustment [*****].


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         2.8      MONTHLY REPORTS AND FINANCIAL CERTIFICATIONS

                  2.8.1 Following receipt of the Notice to Proceed, SWM shall provide Philip Morris monthly written reports on the status of the Mill Upgrade Project. Such reports shall detail the progress of the Work and compare the actual progress of all significant facets of the Work to scheduled progress, reporting positive or negative "float" in the status of all "critical path" and "near critical" activities and identifying current and cumulative variances in [*****] compared to the [*****] agreed upon by the Parties. Such reports also shall include a forecast of activities for the coming month and a discussion of the safety performance of the contractors performing the Work.

                  2.8.2 Commencing with the calendar quarter prior to the date the [*****], and continuing through the calendar quarter in which the Final Completion Date occurs, SWM shall provide Philip Morris [*****] shall be provided each calendar quarter in the month in which SWM files its Form 10-K or 10-Q, as appropriate, with the Securities and Exchange Commission.

         2.9      PROJECT MEETINGS
                  At least once each month during the performance of the Work, the representatives of SWM and Philip Morris shall meet to discuss the progress of the Work, including but not limited to the activities discussed in the most recent monthly status report and the safety performance of the contractors performing the Work.


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24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         2.10     COMMERCIALIZATION SEQUENCE

                  2.10.1 Following Qualification to manufacture Banded Cigarette Papers, each Paper Machine that has been modified to be capable to produce Banded Cigarette Papers shall be converted to full or part-time production of Banded Cigarette Papers in accordance with the conversion schedule and sequence set forth in Exhibit F hereto (the "Conversion Schedule"), which is incorporated by reference herein and made a part hereof. Such Conversion Schedule reflects [*****].

                  2.10.2 At its sole option, Philip Morris may elect to pursue a less aggressive schedule for conversion of the individual Paper Machines than that provided in Exhibit F [*****], in which case Philip Morris shall so notify SWM. Thereupon, the Parties, by mutual agreement, will modify the Conversion Schedule accordingly. If such notice results in [*****], SWM shall determine the [*****] but in doing so shall seek to minimize the [*****].

                  2.10.3 Philip Morris and its representatives shall [*****] during trial runs on the converted Paper Machines for [*****].

         2.11     PROJECT [*****]
                  Within [*****] after the Final Completion Date, SWM shall provide Philip Morris with [*****]. Such [*****] shall be in sufficient detail for Philip Morris to verify, to Philip Morris's reasonable satisfaction, the [*****] and [*****] specified in Exhibit D hereto.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

ARTICLE 3 - PURCHASE AND SALE OF BANDED CIGARETTE PAPERS

         3.1      GENERAL APPLICABILITY OF THIS ARTICLE 3
                  As indicated herein, the provisions of this Article 3 amend and/or supplement the terms of the Agreement as regards Banded Cigarette Papers delivered through Direct Purchases and Indirect Purchases hereunder.

         3.2      TERM OF SUPPLY
                  If a Notice to Proceed is given by Philip Morris pursuant to
                  Article 2.1 hereof, the period that Banded Cigarette Papers are to be purchased and sold hereunder (the "Term of Supply") shall be the same as the Term as defined in the Agreement, except that:

                  3.2.1    [*****]

                  3.2.2    [*****]

                  3.2.3    [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  3.2.4    [*****]

                  3.2.5    [*****]

                  Except as expressly provided above, the duties and obligations of the Parties under this Addendum shall be subject to Article III of the Agreement in all respects, including the provisions thereof respecting termination and the Phaseout Period. (Given the limitations imposed by Article 3.2.2, Article 3.2.3 and
                  Article 3.2.4 above, it is possible that [*****], depending on the timing of a notice of termination of the Agreement. For example, [*****]

3.3      QUANTITY OF SUPPLY

                  3.3.1 For purposes of this Addendum and the Agreement, Banded Cigarette Papers will be treated as a new Group within the Category of Cigarette Papers.

                  3.3.2 From time to time, Philip Morris shall propose the specifications for Grades of Banded Cigarette Papers to be delivered through Direct Purchases and Indirect Purchases. The Grades of Banded Cigarette Papers


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           to which the Addendum shall be applicable shall be limited to those Grades for which SWM has accepted the applicable Specifications proposed by Philip Morris. Each such Specification for a new Grade will specify the tolerance limits, if any, to be applicable to such Grade. SWM will review such proposed Specifications [*****]

                  3.3.3 Unless otherwise agreed by the Parties, at the same time as Philip Morris proposes the Specifications for any new Grade of Banded Cigarette Papers it shall also propose criteria defining the rates of rejection for nonconformity with such Specifications that will constitute an Event of Default for purposes of
                           Article XXIII of the Agreement. Such criteria shall be applicable with respect to the first [*****] that SWM delivers such Grade of Banded Cigarette Papers in lieu of the criteria otherwise applicable under
                           Article XXIII.A.1.a of the Agreement for such period. After the end of such [*****] period, the criteria otherwise applicable under Article XXIII.A.1.a of the Agreement shall apply to the new Grade. If the criteria proposed by Philip Morris are unacceptable to SWM, SWM shall so notify Philip Morris promptly and in writing. If the Parties are thereafter unable to agree upon the criteria defining the rates of rejection for nonconformity with such Specifications that shall constitute an Event of Default within [*****] after the criteria were first proposed by Philip Morris, then for the first [*****] of delivery of such new Grade it shall be an Event of Default if the rejection rate for the new Grade of Banded Cigarette Papers shall exceed [*****]. After such [*****], the permissible rejection rate for such new Grade shall be as specified in Article XXIII.A.1.a of the Agreement.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  3.3.4 The quantity of Banded Cigarette Papers to be purchased and sold hereunder each Year shall be as provided in Article IV of the Agreement except that:

                           3.3.4.1  [*****]

                           3.3.4.2  Notwithstanding Article IV.E of the
                                    Agreement, SWM's maximum sales obligation under the Agreement during any Year with respect to Banded Cigarette Papers shall not exceed the lesser of [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    [*****]

                           3.3.4.3 Philip Morris shall have the right, but not the obligation, to [*****], but SWM's maximum sales obligation during any Year with respect to all Direct Purchases and Indirect Purchases of Banded Cigarette Papers hereunder shall be limited to SWM's maximum sales obligation with respect to Banded Cigarette Papers as stated in Article
                                    3.3.4.2 above. (The right to purchase Banded
                                    Cigarette Papers [*****] contained in
                                    this Article 3.3.4.3 shall be in lieu of Philip Morris's purchase rights [*****]. Thus, as respects Cigarette Papers generally, the limitation on deliveries to Philip Morris [*****]

         3.3.5    [*****]



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  3.3.6 If Philip Morris determines that its cumulative Direct Purchase Requirements and Indirect Purchase Requirements for Banded Cigarette Papers are such that Philip Morris will require deliveries of Banded Cigarette Papers in excess of those quantities that SWM is obligated to deliver hereunder at any time during the Conversion Period, Philip Morris [*****].

         3.4      SOURCE OF SUPPLY
                  Any Banded Cigarette Papers to be delivered pursuant to Direct Purchases and Indirect Purchases hereunder shall be [*****]. Unless otherwise agreed, [*****] (As respects Banded Cigarette Papers only, this Article 3.4 [*****]

         3.5      COMPENSATION
                  As respects Banded Cigarette Papers only, the provisions of this Article 3.5 shall be in lieu of the provisions of Article VIII.A, Article VIII.C, Article VIII.D, Article VIII.F,
                  Article VIII.H, Article VIII.I, Article VIII.L, and Article VIII.M. The Provisions of this Article 3.5 do not amend, supplement or replace in any way the provisions of Article VIII.B, Article VIII.E, Article VIII.J or Article VIII.K of the Agreement.

                  3.5.1    GENERAL

                           3.5.1.1 For each Bobbin of any Grade of Banded Cigarette Papers sold and delivered through Direct Purchases hereunder, Philip Morris shall pay the applicable Invoice Price for such Grade. The Invoice Price for each Grade shall be the [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    [*****]

                           3.5.1.2 For each Bobbin of any Grade of Banded Cigarette Papers sold and delivered through Indirect Purchases hereunder, SWM shall [*****].

                  3.5.2    DEFINITIONS

                           For purposes of this Article 3.5, each of the following terms shall have the meaning hereinafter set forth:

                           3.5.2.1  [*****]

                           3.5.2.2  [*****]

                                    [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    [*****]

                           3.5.2.3  [*****]

                           3.5.2.4 CONSUMER PRICE INDEX -- the Consumer Price Index for [*****]

                           3.5.2.5  [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    [*****]

                           3.5.2.6  [*****]

                                         [*****]

                                         [*****]

                                         [*****]


                           3.5.2.7  [*****]

                                         [*****]

                                         [*****]

                                         [*****]

                           3.5.2.8  [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                         [*****]

                                         [*****]

                                         [*****]


                           3.5.2.9  [*****]

                           3.5.2.10 [*****]

                           3.5.2.11 [*****]

                           3.5.2.12 [*****]

                           3.5.2.13 [*****]

                           3.5.2.14 PRICE -- the price to be paid for each
                                    Standard Bobbin of any Grade of Banded
                                    Cigarette Papers sold and delivered through Direct Purchases hereunder.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           3.5.2.15 PRODUCER PRICE INDEX -- the [*****]

                           3.5.2.16 [*****]

                           3.5.2.17 [*****]

                           3.5.2.18 [*****]

                           3.5.2.19 [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    [*****]

                           3.5.2.20 [*****]

                           3.5.2.21 [*****]

                  3.5.3    DETERMINATION OF PRICE FOR ALL TIMES OTHER THAN
                           [*****]
                                [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                [*****]

                           3.5.3.1  [*****]

                                    3.5.3.1.1 [*****]

                                    3.5.3.1.2 [*****]

                                    [*****]

                                    UGC(2)=     [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                              [*****]

                                    UGC(1)=   [*****]

                                    I(2)=     [*****]

                                    I(1)=     [*****]

                                                     [*****]

                                              [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           3.5.3.2  [*****]

                           3.5.3.3  [*****]

                                    3.5.3.3.1 [*****]

                                    3.5.3.3.2 [*****]

                                    3.5.3.3.3 [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                              [*****]

                                    [*****]

                           3.5.3.4  [*****]

                           3.5.3.5  [*****]

                           3.5.3.6  [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    [*****]

                                    [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    [*****]

                           3.5.3.7  [*****]

         3.5.4    [*****]
                  [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         3.5.4.1  [*****]

                  [*****]

                          [*****]
                          [*****]
                          [*****]
                          [*****]
                          [*****]

                  [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  [*****]

         3.5.4.2  [*****]

         3.5.4.3  [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         3.5.5    [*****]

                  3.5.5.1  [*****]

                  3.5.5.2  [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  3.5.5.3  [*****]

         3.5.6    [*****]

                  3.5.6.1  [*****]

                  3.5.6.2  [*****]

                           3.5.6.2.1 [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           3.5.6.2.2 [*****]

                           3.5.6.2.3 [*****]

                           3.5.6.2.4 [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  3.5.6.3  [*****]

                  3.5.6.4  [*****]

                  3.5.6.5  [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           [*****]

         3.5.7    [*****]

                  3.5.7.1  [*****]

                  3.5.7.2  [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

3.5.8    [*****]

         [*****]

3.5.9    [*****]

         [*****]

3.5.10   [*****]

         [*****]

3.5.11   [*****]

         3.5.11.1 [*****]

         3.5.11.2 [*****]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  [*****]

         3.5.11.3 [*****]

         3.5.11.4 [*****]

         3.5.11.5 [*****]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         3.5.11.6 [*****]

3.6      [*****]

         3.6.1    [*****]


         3.6.2    [*****]


         3.6.3    [*****]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  [*****]

3.7      FORCE MAJEURE

         Notwithstanding any other provision of the Agreement, in the event of a Force Majeure Event that limits or prevents the Delivery of Banded Cigarette Papers manufactured at the Mill, SWM shall have no obligation to avoid or reduce the impact of the Force Majeure event through the Delivery of Banded Cigarette Papers produced at any manufacturing facility other than the Mill.

3.8      WARRANTY

         The following warranty and remedy shall be in lieu of the warranty and remedy found in Article X.B.1.b and Article X.B.2.b of the Agreement with respect to Banded Cigarette Papers delivered hereunder. Article X.B.1.b and Article X.B.2.b of the Agreement shall continue to be applicable to all Fine Papers delivered hereunder other than Banded Cigarette Papers, and Article X.B.1.a, Article X.B.2.a, Article X.B.2.c and Article X.B.2.d shall continue to be applicable to all Fine Papers delivered under, including Banded Cigarette Papers.

3.8.1    WARRANTY

         SWM warrants that the continuous quality of Banded Cigarette Papers received as the result of Direct Purchases and Indirect Purchases hereunder and under the Agreement shall not result in a [*****] to account for changes in Philip Morris's floor inspection practices or mutually agreed changes to the Specifications that could affect [*****]

3.8.2    REMEDY

         If the [*****] of Banded Cigarette Papers received hereunder during any calendar quarter [*****] in Article 3.8.1 above, SWM shall promptly take all necessary action to identify and correct the cause or causes of the nonconformances that led to the [*****]. SWM shall provide Philip Morris with a written report evaluating the nonconformances and their causes and describing SWM's plans for preventing reoccurrence of such nonconformances in the future. [*****] Notwithstanding the preceding sentence, to the extent SWM

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         breaches the warranty contained in Article 3.8.1 above through nonconforming deliveries of Banded Cigarette Papers, [*****] Moreover, if any such breach involving Banded Cigarette Papers shall occur during the period specified in Article 3.5.3.3.1 of this Addendum but after the Final Completion Date, and if SWM's recommended remediation for such breach reasonably [*****]. From time to time the Parties will reconsider the appropriateness of [*****] in light of [*****]. Nothing herein shall be deemed to relieve SWM of the obligation to advise Philip Morris as required by [*****] above of SWM's prospective inability to meet the Specifications for any Grade of Banded Cigarette Papers that may be proposed by Philip Morris


3.9      [*****]

         [*****]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

            [*****]

ARTICLE 4 - [*****] PAYMENTS OF INVOICE PRICE

         4.1      [*****] PAYMENTS TO BE MADE BY PHILIP MORRIS

                  4.1.1 Philip Morris agrees to advance SWM, for the use stated in 4.3 hereof, the amounts set forth on Exhibit N hereto (each an "[*****] Payment," and collectively the "[*****] Payments").

                  4.1.2 The [*****]. Subsequent [*****] Payments shall be made via wire transfer (to the account designated in writing by SWM) on the [*****]).

                  4.1.3 The amounts of such [*****] Payments shall [*****]. The aggregate of such payments actually made, including the adjustments, if any, referred to in this Article 4.1.3, are referred to herein as the [*****].

         4.2      ADJUSTMENTS TO [*****] PAYMENTS

                  4.2.1 Not later than [*****] Thereafter, Exhibit N shall be amended to reflect [*****].

                  4.2.2 At least 30 days prior to the date the last [*****] Payment is due to be made, SWM shall notify Philip Morris in writing if, given the best information then available to SWM, it appears to SWM that [*****]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  [*****]

4.3      PURPOSE OF [*****] PAYMENTS

         4.3.1    [*****]

         4.3.2    [*****]

         4.3.3    [*****]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  [*****]

ARTICLE 5 - TERMINATION

5.1      GENERAL

         The Parties' rights to terminate the Agreement, and the limitations on such rights imposed by this Addendum, are discussed in Article 3.2 above. The Parties' rights to terminate this Addendum, along with the effect of a termination of the Agreement on the continued effectiveness of this Addendum, are discussed in Article 5.2 below. The consequences that a termination of this Addendum or of the Agreement will have on the rights and obligations of the Parties under this Addendum are discussed in Article 5.3 below. Finally, under certain circumstances Philip Morris shall be entitled to [*****] These circumstances, and the rights and obligations of the Parties in such event, are set forth in
         Article 5.4 below.

5.2      TERMINATION OF ADDENDUM

         5.2.1 TERMINATION OF ADDENDUM BY SWM -- If Philip Morris fails to provide SWM with the Notice to Proceed by December 31, 2002, SWM thereafter may provide notice to Philip Morris terminating this Addendum, such termination to become effective 30 days after Philip Morris receives notice of such termination; provided, however, such termination shall not become effective, and SWM's notice of termination shall be of no effect, if Philip Morris provides SWM with the Notice to Proceed at any time within 20 days after Philip Morris receives SWM's notice of termination.

         5.2.2 TERMINATION OF ADDENDUM BY PHILIP MORRIS PRIOR TO [*****] -- Except as provided in Article 5.2.3 below, Philip Morris may not terminate the Addendum prior to issuance of a Notice to Proceed except by terminating the Agreement pursuant to
                  Article III thereof. After issuance of a Notice to Proceed, Philip Morris may terminate this Addendum pursuant to this
                  Article 5.2.2, but only if it provides written notice of termination to SWM prior to the [*****]. Such termination shall be effective upon SWM's receipt of Philip Morris's notice of termination. This right of termination is in

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  addition to any rights Philip Morris may have with respect to any breach of the Agreement that may [*****]

         5.2.3    TERMINATION OF ADDENDUM BY PHILIP MORRIS [*****]
                  [*****]

         5.2.4 TERMINATION OF ADDENDUM UPON THE EXPIRATION OR TERMINATION OF THE AGREEMENT -- Except as limited by Article 3.2 above, the Addendum shall terminate automatically and effective immediately (a) upon the expiration of the Agreement or (b) upon the effectiveness of any termination of the Agreement in accordance with Article III thereof; provided, however, if Philip Morris has issued a Notice to Proceed prior to expiration of the Agreement or prior to the effectiveness of any termination of the Agreement, then the Parties' obligations to sell and deliver Banded Cigarette Papers as set forth in this Addendum shall survive such expiration or termination of the Agreement as respects Fine Papers other than Banded Cigarette Papers and shall remain in effect as provided in Article 3.2 unless Philip Morris provides notice of termination of this Addendum prior to [*****] in accordance with Article 5.2.2 above or [*****]

5.3      CONSEQUENCES OF TERMINATION OF THIS ADDENDUM OR THE AGREEMENT

         5.3.1 DISCHARGE OF OBLIGATIONS -- Except as expressly provided herein, termination of the Addendum by either Party shall have the effect of discharging the Parties from all duties and obligations the performance of which are not yet due under this Addendum. Such termination shall not release or discharge either Party from any obligation incurred or any breach or failure to perform hereunder that shall have occurred prior to the effectiveness of such termination, nor shall such termination affect any rights and obligations of either Party arising under the Agreement with respect to Fine Papers other than Banded Cigarette Papers.

         5.3.2    TERMINATION CHARGES

                  5.3.2.1  TERMINATION OF ADDENDUM BY SWM
                           [*****]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           [*****]

                  5.3.2.2  TERMINATION OF ADDENDUM BY PHILIP MORRIS PURSUANT TO
                           ARTICLE 5.2.2

                           5.3.2.2.1 [*****]


                           5.3.2.2.2 [*****]

                           5.3.2.2.3 [*****]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                     [*****]

                           5.3.2.2.4 [*****]

                           5.3.2.2.5 [*****]

                  5.3.2.3  TERMINATION OF ADDENDUM BY PHILIP MORRIS [*****]

                           [*****]

                           5.3.2.3.1 [*****]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    [*****]

                          5.3.2.3.2 [*****]

                          5.3.2.3.3 [*****]

                  5.3.2.4 TERMINATION OF THE AGREEMENT BY PHILIP MORRIS
                          [*****]

                  5.3.2.5 TERMINATION OF THE AGREEMENT BY SWM

                          5.3.2.5.1 [*****]

                          5.3.2.5.2 [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    [*****]

                              5.3.2.5.2.1  [*****]

                              5.3.2.5.2.2  [*****]

                                           [*****]

         5.4      TRANSFER [*****]

                  Philip Morris shall be entitled to require SWM to [*****]:

                  5.4.1    [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           [*****]

                  5.4.2    [*****]

                  5.4.3    [*****]

                  5.4.4    [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

ARTICLE 6 - REPRESENTATIONS AND WARRANTIES

         6.1      BY PHILIP MORRIS

                  6.1.1 Philip Morris is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia.

                  6.1.2 Philip Morris has all requisite corporate power and authority to execute and deliver this Addendum and to carry out its obligations hereunder. This Addendum constitutes the legal, valid and binding obligation of Philip Morris, enforceable in accordance with its terms, except to the extent enforceability may be limited by federal and other applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, now or hereafter in effect, and subject to usual principles of equity. Neither the execution, delivery or performance of this Addendum by Philip Morris nor the compliance by Philip Morris with the terms and provisions of this Addendum will violate any Laws or will conflict with or result in a breach of any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of Philip Morris or any judgment, order, injunction, decree or ruling of any court or governmental agency or authority to which Philip Morris is subject or any agreement or instrument to which Philip Morris is a party or by which it is bound, or constitute a default thereunder.

                  6.1.3 To the knowledge of Philip Morris, there is no claim, suit, action or legal, administrative, arbitration or other proceeding or governmental investigation pending or threatened against Philip Morris, at law or in equity, before any federal, state, municipal or other governmental agency or instrumentality, domestic or foreign, that may materially affect Philip Morris's ability to perform its obligations under this Addendum; nor, to the best of Philip Morris's knowledge, are there any facts which might result in any such claim, action, suit or proceeding.

         6.2      BY SWM

                  6.2.1 SWM is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  6.2.2 SWM has all requisite corporate power and authority to execute and deliver this Addendum and to carry out its obligations hereunder. This Addendum constitutes the legal, valid and binding obligation of SWM, enforceable in accordance with its terms, except to the extent enforceability may be limited by federal and other applicable bankruptcy,


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, now or hereafter in effect, and subject to usual principles of equity. Neither the execution, delivery or performance of this Addendum by SWM nor the compliance by SWM with the terms and provisions of this Addendum will violate any Laws or will conflict with or result in a breach of any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of SWM or any judgment, order, injunction, decree or ruling of any court or governmental agency or authority to which SWM is subject or any agreement or instrument to which SWM is a party or by which it is bound, or constitute a default thereunder.

                  6.2.2 To the knowledge of SWM, there is no claim, suit, action or legal, administrative, arbitration or other proceeding or governmental investigation pending or threatened against SWM, at law or in equity, before any federal, state, municipal or other governmental agency or instrumentality, domestic or foreign, that may materially affect SWM's ability to perform its obligations under this Addendum; nor, to the best of SWM's knowledge, are there any facts which might result in any such claim, action, suit or proceeding.

ARTICLE 7 - DEFAULT OF OBLIGATIONS

         The Agreement, including this Addendum, shall be subject to cancellation in accordance with Article XXIII of the Agreement upon the occurrence of an Event of Default as set forth therein if such Event of Default is not cured or corrected within the periods prescribed; provided, however, a cancellation by either Party based on a default not related to the delivery or supply of Cigarette Papers, including Banded Cigarette Papers, shall not result in a right of cancellation of the Parties' obligations with respect to Banded Cigarette Papers as set forth in this Addendum.

         The following additional Events of Default shall be applicable with respect to this Addendum:

         7.1      BY PHILIP MORRIS

                  7.1.1    Failure to [*****];

                  7.1.2 Breach of any representation or warranty made by Philip Morris in Article 6.1 above.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         7.2      BY SWM

                  7.2.1 Unexcused failure or refusal to prosecute, or delay in the performance of, the Work;

                  7.2.2 Breach of any representation or warranty made by SWM in Article 6.2 above;

                  7.2.3 Failure or refusal to submit to Philip Morris any report or certificate required by Article 2 above; or

                  7.2.4 The inclusion of any materially false or misleading information or representation in any report or certificate submitted to Philip Morris in accordance with Article 2.8.2 above.

         7.3      EFFECT OF CANCELLATION

                  7.3.1    BY PHILIP MORRIS

                           7.3.1.1 If the Agreement is canceled by Philip Morris as a result of a default by SWM with respect to the delivery or supply of Cigarette Papers or Banded Cigarette Papers and such cancellation is effective [*****], then in addition to such remedies as are specified in Article XXIII of the Agreement, [*****]. In addition, if and to the extent requested by Philip Morris, SWM shall [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    [*****]

                           7.3.1.2 If the Agreement is canceled by Philip Morris as a result of a default by SWM with respect to the performance under the Agreement, including this Addendum, respecting the delivery or supply of Cigarette Papers or Banded Cigarette Papers and such cancellation is effective (a) after the [*****] and prior to the expiration of the [*****] (b) after the [*****] but anytime after a [*****], then in addition to such remedies as are specified in Article XXIII of the Agreement, SWM shall be liable to Philip Morris for the positive difference, if any, [*****]; provided, however, that if such cancellation by Philip Morris results from a willful breach of the Agreement by SWM or is as the result of a default occurring [*****], SWM shall be liable to Philip Morris for [*****]. In addition, without regard to whether the cancellation resulted from a willful breach of the Agreement by SWM or from a default occurring [*****], if requested by Philip Morris, SWM shall [*****].


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  7.3.2    BY SWM

                           7.3.2.1 CANCELLATION PRIOR TO [*****] -- If the Agreement is canceled by SWM effective prior to [*****], then in addition to such remedies as are specified in Article XXIII of the Agreement, within 30 days after SWM provides Philip Morris [*****], Philip Morris shall [*****]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           7.3.2.2 CANCELLATION AFTER [*****] - If SWM cancels the Addendum effective after the [*****], in addition to SWM's remedies under Article XXIII of the Agreement, Philip Morris shall [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           7.3.2.2  [*****].



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

ARTICLE 8 - GENERAL PROVISIONS

         8.1      CONFIDENTIALITY
                  All information exchanged between the Parties pursuant to the Joint Development Agreement, the Agreement or otherwise pertaining to the manufacture of Banded Cigarette Papers, Cigarettes incorporating Banded Cigarette Papers and the process of applying integrated cellulosic bands to Cigarette Paper using a moving orifice device shall be considered Confidential Information subject to Article XVIII of the Agreement.

         8.2      ORDER OF PRECEDENCE
                  In the event of a conflict between the provisions contained in this Addendum, the Project Documents and/or the Agreement, the conflict shall be resolved by giving priority to the documents as follows:

                         (a)   the Addendum,
                         (b)   the Project Documents,
                         (c)   the Agreement

         8.3      REPRESENTATIVES
                  The representatives designated below shall be the Parties' principal contacts for all questions and problems of administration that may arise during the performance of this Addendum.

                  Philip Morris's representatives:

                  With respect to the Mill Upgrade Project (the "Philip Morris Project Representative")

                           [*****]
                           Philip Morris U.S.A.
                           Box 26603
                           Richmond, Virginia 23261

                  With respect to purchase and sale of Banded Cigarette Papers

                           [*****]
                           Philip Morris U.S.A.
                           Box 26603
                           Richmond, Virginia 23261

                  SWM's representative:

                  With respect to the Mill Upgrade Project:


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           [*****]
                           [*****]
                           Schweitzer-Mauduit International, Inc.
                           100 North Point Center East
                           Suite 600
                           Alpharetta, Georgia  30022

                  With respect to purchase and sale of Banded Cigarette Papers:

                           [*****]
                           [*****]
                           Schweitzer-Mauduit International, Inc.
                           100 North Point Center East
                           Suite 600
                           Alpharetta, Georgia  30022

                  Either Party may change any representative identified above by providing notice to the other Party.

         8.4      NOTICES
                  All certificates and notices required or permitted under this Addendum respecting the Mill Upgrade Project shall be given in writing and addressed or delivered to the appropriate Philip Morris or SWM representative specified in Article 8.3 above. All other notices shall be given in accordance with Article XXV of the Agreement. Any notice or communication shall be given by hand; courier service; registered, certified, express or first class mail (postage prepaid); telex or facsimile ("fax"). The date of receipt of any notice shall be the date the notice shall be deemed to have been given.

         8.5      ASSIGNMENT
                  Neither Party shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

         8.6      NONWAIVER
                  The failure by either Party to demand strict performance of the terms hereof or to exercise any right conferred hereby shall not be construed as a waiver or relinquishment of its right to assert or rely on any such term or right in the future.


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         8.7      SURVIVAL OF OBLIGATIONS
                  All warranties, indemnities, licenses and confidentiality rights and obligations provided herein shall survive the expiration, termination, or cancellation of this Addendum or the Agreement, except as otherwise expressly provided herein.

         8.8      AMENDMENTS
                  No amendment, modification or waiver of any term hereof shall be effective unless set forth in writing and signed by both Parties.

         8.9      SEVERABILITY
                  The remainder hereto shall not be voided or otherwise affected by the invalidity of one or more of the terms herein.

         8.10     TAX CONSEQUENCES
                  Each Party hereto has sought and received independent advice respecting the federal and state tax treatment to be afforded the transactions to be conducted hereunder. The obligations of the Parties hereunder are in no way conditioned on either Party receiving any particular tax treatment in connection with such transactions. Neither Party shall have any liability to the other if the tax treatment afforded such transactions is different than the treatment assumed.

         8.11     INDEPENDENT CONTRACTOR
                  SWM is an independent contractor for all purposes hereof. This contract is not one of hiring under the provisions of any workers' compensation or other laws and shall not be so construed. Nothing herein shall be deemed to constitute a partnership or joint venture between the Parties hereto.

         8.12     INTERPRETATION

                  8.12.1 This Addendum, and any contract entered into pursuant to this Addendum, shall be governed by and interpreted in accordance with the laws of the Commonwealth of Virginia, without regard to conflicts of law principles.

                  8.12.2 Titles and section headings are for convenience of reference only and shall not be considered in interpreting the text of this Addendum.

                  8.12.3 References in the singular shall include the plural if the context so requires.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

IN WITNESS WHEREOF, the Parties hereto have executed this Addendum, in one or more duplicate originals, as of the date and year first above written.

                           PHILIP MORRIS INCORPORATED


                           By:
                              -----------------------------------

                           Name: Henry P. Long, Jr.
                                ---------------------------------

                           Title: Vice President of Purchasing
                                 --------------------------------

                           SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

                           By:
                              -----------------------------------

                           Name: Peter J. Thompson
                                ---------------------------------

                           Title: President U.S. Operations
                                 --------------------------------


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

EXHIBIT A                                                      TRADE SECRET

                  ADDENDUM TO [*****] ENGINEERING DESIGN REPORT
                           SCOPE OF WORK AND [*****]


                                  May 10, 1998

         [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             BANDED PAPERS PROJECT
                             Adjustment to [*****]

                                  May 10, 1998

[*****]                                                           [*****]









-------------------------
[*****] for Philip Morris


-------------------------
[*****] for SWM

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

EXHIBIT B

                               MILESTONE SCHEDULE

                                    [*****]

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
24 B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

EXHIBIT C



                         ASSET CLASSIFICATION NOTEBOOK
                             DATED JANUARY 16, 1998
                               COPIES PROVIDED TO

                         PHILIP MORRIS PROJECT MANAGER
                              SWM PROJECT MANAGER
                             SPOTSWOOD MILL MANAGER
         MANAGER - CIGARETTE COMPONENTS, PHILIP MORRIS DIRECT MATERIALS
                                   PURCHASING


































CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              ASSET CLASSIFICATION




                                JANUARY 16, 1998

                               BASED UPON [*****]

                                  TRADE SECRET




CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

EXHIBIT D

                                    [*****]



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    [*****]








CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    [*****]






CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    [*****]








































CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

EXHIBIT E

            PROCESS SPECIFICATION RANGES FOR BANDED CIGARETTE PAPERS

Note: Specification Ranges may be adjusted if Philip Morris and SWM agree that broader ranges have been demonstrated to be technically feasible.

         ITEM               MINIMUM               MAXIMUM
         ----               -------               -------
[*****]                     [*****]               [*****]



                                    [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

EXHIBIT F

                              CONVERSION SCHEDULE

                                    [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   EXHIBIT G

                               REIMBURSABLE COSTS










                                    [*****]









     CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 B-2. PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

EXHIBIT H










                                    [*****]









     CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2. PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   EXHIBIT I

                                    [*****]

Confidential Material Appearing in this Document has been omitted and filed separately with the Securities and Exchange Commission in Accordance with Rule 24 b-2. Promulgated under the Securities Exchange Act of 1934, as Amended. Omitted information has been replaced with asterisks.

EXHIBIT J                                                           TRADE SECRET


                               PROJECT DOCUMENTS


EDR

         April 1997 Engineering Design Report

         May 10, 1998 addendum to EDR modifying scope and [*****]

         Future change orders pursuant to Article 2 of the Addendum


FINAL ENGINEERING DESIGNS

         Piping and instrumentation drawings

         Construction drawings

         Detailed equipment design drawings of MOD components


BID DOCUMENTS

         Final specifications that are the basis of [*****]


PURCHASE ORDERS AND CONTRACTS

         Scopes of work in all SWM purchase orders and contracts respecting the Project


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

PROCESS OPERATING AND MAINTENANCE PROCEDURES

         Procedures (manuals) to operate, maintain the [*****], MOD control, &

[*****] systems

         Operating procedures for [*****]



PROCESS OPERATIONS CHECKOUT LIST

         All equipment and process check out procedure lists used in connection with Project



PROJECT CORRESPONDENCE

         All pertinent correspondence documenting agreements and commitments of the Parties



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

EXHIBIT K

                                 BUDGET FORMAT

                                    [*****]



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

EXHIBIT L

                        MONTHLY PRODUCTION [*****] FORMS

                                    [*****]



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

EXHIBIT M



                           PRECISION OF CALCULATIONS


INPUT DATA

QUANTITY                    UNIT                  PRECISION
--------                    ----                  ---------

Bobbin Length               [*****]               [*****]
Bobbin Width                [*****]               [*****]
Invoice Price               [*****]               [*****]
Volume                      [*****]               [*****]

[*****]                     [*****]               [*****]


CALCULATED DATA

QUANTITY                                          PRECISION
--------                                          ---------

All calculated values                             [*****]


COMPARATIVE VALUES

QUANTITY                    UNIT                  PRECISION
--------                    ----                  ---------

Percentage Change(1)        [*****]               [*****]







[*****]







CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

OUTPUT DATA

QUANTITY                     UNIT                     PRECISION
--------                     ----                     ---------

PRICES                       [*****]                  [*****]



[*****]                      [*****]                  [*****]






























CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

EXHIBIT N

                                    [*****]



[*****]
                                             Payment Amount
                                             --------------




[*****]                                      [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

EXHIBIT O

[*****] SPOTSWOOD MILL [*****]


MACHINE NUMBER                  CAPACITY IN STANDARD BOBBINS
   [*****]                                [*****]


*Reflects [*****] if SWM [*****], i.e., no consideration in this case for [*****] used for [*****]


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

EXHIBIT P

                         POST COMPLETION PROJECT REPORT


                                    [*****]




CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.